Exhibit 99.1

For Immediate Release

Lincoln Financial Announces Cash Tender Offer

For Certain Outstanding Securities

Radnor, PA, May 12, 2025 – Lincoln Financial (NYSE: LNC) (the “Company”) today announced the commencement of a cash tender offer (the “Offer”) for the following:

(i)	4.375% Senior Notes due 2050 (the “2050 Notes”),

(ii)	4.350% Senior Notes due 2048 (the “2048 Notes”),

(iii)	Capital Securities due 2067 (the “2067 Securities”),

(iv)	Capital Securities due 2066 (the “2066 Securities”),

(v)	Subordinated Notes due 2067 (the “2067 Subordinated Notes”),

(vi)	Subordinated Notes due 2066 (collectively with the 2067 Securities, the 2066 Securities and the 2067 Subordinated Notes, the “Subordinated Securities”),

(vii)	3.050% Senior Notes due 2030 (the “2030 Notes”), and

(viii)	3.400% Senior Notes due 2032 (the “2032 Notes”).

The 2050 Notes, the 2048 Notes, the Subordinated Securities, the 2030 Notes and the 2032 Notes are referred to herein as the “Securities” and, each, a “Series” of Securities. The Offer is capped at an aggregate purchase price of up to $375,000,000 (the “Aggregate Offer Cap”), including, in the case of the Subordinated Securities, a maximum aggregate principal amount of $220,000,000 (the “Sub-Cap”). The Offer is being made exclusively pursuant to, and is subject to the terms and conditions, including a financing condition, set forth in an Offer to Purchase, dated May 12, 2025 (the “Offer to Purchase”). Securities purchased in the Offer will be retired and cancelled.

The following table sets forth certain information regarding the Securities and the Offer:

Title of Security	CUSIP / ISIN	Aggregate Principal Amount Outstanding	Sub-Cap (Principal Amount) (1)	Acceptance Priority Level (2)	Fixed Price Total Consideration (per $1,000) (3)	Reference U.S. Treasury Security	Bloomberg Reference Page (4)	Fixed Spread (basis points) (3)	Early Tender Premium (per $1,000)
4.375% Senior Notes due 2050	534187 BL2 / US534187BL23	$300,000,000	n/a	1	n/a	4.625% UST due 2/15/2055	FIT1	+120	$30
4.350% Senior Notes due 2048	534187 BG3 / US534187BG38	$450,000,000	n/a	2	n/a	4.750% UST due 2/15/2045	FIT1	+120	$30
Capital Securities due 2067	534187 AU3 / US534187AU31	$57,967,000	$220,000,000	3	$820.00	n/a	n/a	n/a	$30
Capital Securities due 2066	534187 AS8 / US534187AS84	$160,493,000		4	$830.00	n/a	n/a	n/a	$30
Subordinated Notes due 2067	534187 BP3 / US534187BP37	$432,743,000		5	$832.50	n/a	n/a	n/a	$30
Subordinated Notes due 2066	534187 BN8 / US534187BN88	$562,034,000		6	$842.50	n/a	n/a	n/a	$30
3.050% Senior Notes due 2030	534187 BJ7 / US534187BJ76	$500,000,000	n/a	7	n/a	3.875% UST due 4/30/2030	FIT1	+75	$30
3.400% Senior Notes due 2032	534187 BQ1 / US534187BQ10	$300,000,000	n/a	8	n/a	4.250% UST due 5/15/2035	FIT1	+95	$30

(1)

The Sub-Cap represents the maximum aggregate principal amount of the Subordinated Securities that may be purchased pursuant to the Offer. The Company reserves the right, but is under no obligation, to increase, decrease or eliminate the Sub-Cap at any time, including on or after 10:00 a.m., New York City time, on the business day immediately following the Early Tender Deadline (as defined below) (such date, the “Price Determination Date”), unless extended and subject to applicable law.

(2)

Subject to the Aggregate Offer Cap, the Sub-Cap and proration, the principal amount of each Series of Securities that is purchased in the Offer will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 8 being the lowest) specified in this column.

(3)	Includes the Early Tender Premium of $30.00 per $1,000 principal amount of Securities for each Series (the “Early Tender Premium”).
(4)	The page on Bloomberg from which the lead dealer manager will quote the bid side price of the applicable Reference U.S. Treasury Security.

In connection with the Offer, the Company intends to exercise, in full, its issuance right under the Facility Agreement it entered into with Belrose Funding Trust, a Delaware Statutory Trust (“Trust I”), in connection with the issuance by Trust I of the Pre-Capitalized Trust Securities Redeemable August 15, 2030 (the “P-Caps”). Upon exercise of the issuance right, the Company would issue $500,000,000 aggregate principal amount of its 2.330% Senior Notes due 2030 (CUSIP No. 534187 BM0) (the “2.330% Notes due 2030”) to Trust I, and receive from Trust I, as consideration for such issuance, a portfolio of principal and interest strips of U.S. Treasury securities (the “Eligible Assets”). The Company intends to sell the Eligible Assets and use the net proceeds thereof to fund, in whole or in part, the Offer, which will allow the Company to proactively manage its debt cost and debt maturity profile in an efficient manner while providing participating holders liquidity. To the extent such proceeds are not sufficient to fund the Aggregate Offer Cap, the Company may use available cash or cash generated from its operations or other potential sources.

Alongside the Offer, the Company intends to access a new source of contingent liquidity to be provided by means of the contemplated issuance by Belrose Funding Trust II (“Trust II”) of a new series of Pre-Capitalized Trust Securities Redeemable May 15, 2055 (the “New P-Caps”). This offering, when combined with the Company’s exercise of its issuance right under the P-Caps, will allow the Company to enhance and lengthen its contingent capital by replacing the shorter-dated original P-Caps facility with a new longer-dated contingent capital facility out to 2055.

The Offer will expire at 5:00 p.m., New York City time, on June 10, 2025, unless extended or earlier terminated by the Company (the “Expiration Date”). Tenders of Securities may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on May 23, 2025 (the “Withdrawal Deadline”), but may not be withdrawn thereafter except as required by law.

The consideration paid for Securities that are validly tendered and not validly withdrawn and accepted for purchase pursuant to the Offer will be determined in the manner described in the Offer to Purchase:

(i)

with respect to each Series of Securities other than the Subordinated Securities, by reference to the applicable Fixed Spread, in each case, as specified in the table above and in the Offer to Purchase, over the yield to maturity based on the bid-side price of the applicable Reference U.S. Treasury Security, in each case, as specified in the table above and in the Offer to Purchase; and

(ii)	with respect to the Subordinated Securities, by reference to the applicable Fixed Price Total Consideration, in each case, as specified in the table above and in the Offer to Purchase.

Holders of Securities that are validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on May 23, 2025 (the “Early Tender Deadline”) and accepted for purchase will receive the applicable “Total Tender Offer Consideration,” which includes the Early Tender Premium. Assuming the aggregate purchase price, as calculated pursuant to the Offer to Purchase (excluding accrued interest), for the Securities purchased on the Early Settlement Date (as defined below) is less than the Aggregate Offer Cap, holders who validly tender their Securities after the Early Tender Deadline but before the Expiration Date and whose Securities are accepted for purchase will receive only the applicable “Tender Offer Consideration” per $1,000 principal amount of any such Securities that are accepted for purchase, which is equal to the applicable Total Tender Offer Consideration minus the Early Tender Premium.

Payment for Securities accepted for purchase will include an amount equal to accrued and unpaid interest thereon from and including their last interest payment date up to, but not including, the applicable settlement date.

The settlement date for Securities that are validly tendered and not validly withdrawn at or prior to the Early Tender Deadline and accepted for purchase is expected to be May 29, 2025, the third business day following the Early Tender Deadline (the “Early Settlement Date”). If an amount of Securities having an aggregate purchase price, as calculated pursuant to the Offer to Purchase (excluding accrued interest), less than the Aggregate Offer Cap is purchased on the Early Settlement Date, the settlement date for Securities that are validly tendered after the Early Tender Deadline but before the Expiration Date and accepted for purchase is expected to be June 12, 2025, the second business day after the Expiration Date (the “Final Settlement Date”).

Subject to the Aggregate Offer Cap, the Sub-Cap and proration, all Securities validly tendered and not validly withdrawn before the Early Tender Deadline having a higher Acceptance Priority Level, as specified in the table above and in the Offer to Purchase, will be accepted before any Securities validly tendered and not validly withdrawn before the Early Tender Deadline having a lower Acceptance Priority Level, and all Securities validly tendered after the Early Tender Deadline but before the Expiration Date having a higher Acceptance Priority Level will be accepted before any Securities validly tendered after the Early Tender Deadline but before the Expiration Date having a lower Acceptance Priority Level. However, if Securities having an aggregate purchase price, as calculated pursuant to the Offer to Purchase (excluding accrued interest), less than the Aggregate Offer Cap are validly tendered and not validly withdrawn as of the Early Tender Deadline, Securities validly tendered and not validly withdrawn before the Early Tender Deadline will be accepted for purchase in priority to Securities validly tendered after the Early Tender Deadline but before the Expiration Date, even if such Securities validly tendered after the Early Tender Deadline but before the Expiration Date have a higher Acceptance Priority Level than Securities validly tendered and not validly withdrawn before the Early Tender Deadline.

Securities of the Series in the last Acceptance Priority Level accepted for purchase in accordance with the terms and conditions of the Offer may be subject to proration so that the Company will only accept for purchase Securities resulting in the aggregate purchase price, as calculated pursuant to the Offer to Purchase (excluding accrued interest), not exceeding the Aggregate Offer Cap. In such event, Securities of any other Series subject to the Offer with a lower Acceptance Priority Level will not be accepted for purchase. In addition, Subordinated Securities of the Series in the last Acceptance Priority Level among such Subordinated Securities accepted for purchase in accordance with the terms and conditions of the Offer may be subject to proration so that the Company will only accept for purchase Subordinated Securities having an aggregate principal amount not exceeding the Sub-Cap. In such event, Subordinated Securities of any other Series subject to the Offer with a lower Acceptance Priority Level will not be accepted for purchase.

Furthermore, (1) if Securities having an aggregate purchase price, as calculated pursuant to the Offer to Purchase (excluding accrued interest), equal to or greater than the Aggregate Offer Cap are validly tendered and not validly withdrawn as of the Early Tender Deadline, subject to the Aggregate Offer Cap, the Sub-Cap and proration, holders who validly tender Securities after the Early Tender Deadline but before the Expiration Date will not have any of their Securities accepted for purchase and (2) if Subordinated Securities having an aggregate principal amount equal to or greater than the Sub-Cap are validly tendered and not validly withdrawn as of the Early Tender Deadline, subject to the Aggregate Offer Cap, the Sub-Cap and proration, holders who validly tender Subordinated Securities after the Early Tender Deadline but before the Expiration Date will not have any of their Subordinated Securities accepted for purchase.

The Company’s obligation to accept for purchase, and to pay for, validly tendered Securities that have not been validly withdrawn, if applicable, is subject to, and conditioned upon, satisfaction or, where applicable, waiver of, certain general conditions and a financing condition, in each case as described in the Offer to Purchase.

The financing condition requires (i) the settlement of the issuance and offering of the New P-Caps by Trust II to several initial purchasers and (ii) the settlement and receipt by the Company of the net proceeds from the sale by the Company of the Eligible Assets received as consideration for the sale of the 2.330% Notes due 2030 to Trust I.

The Company reserves the right, in its sole discretion, subject to applicable law, with respect to the Securities to: (i) waive any and all conditions to the Offer with respect to one or more Series of Securities; (ii) extend or terminate the Offer with respect to one or more Series of Securities or change the Acceptance Priority Level with respect to one or more Series of Securities; (iii) increase the Aggregate Offer Cap without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights; (iv) increase, decrease or eliminate the Sub-Cap at any time, including on or after the Price Determination Date; or (v) otherwise amend the Offer in any respect in relation to one or more Series of Securities.

Information Relating to the Offer

TD Securities (USA) LLC is serving as the sole structuring advisor and lead dealer manager and BofA Securities, Inc. and Morgan Stanley & Co. LLC are serving as dealer managers for the Offer. The tender and information agent for the Offer is Global Bondholder Services Corporation. Copies of the Offer to Purchase and related offering materials are available by contacting Global Bondholder Services Corporation at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers). Questions regarding the Offer should be directed to TD Securities (USA) LLC at (212) 827-2806 (collect) or (866) 584-2096 (toll-free).

This press release shall not constitute an offer to sell, a solicitation to subscribe for or purchase, an offer to subscribe for or purchase or a solicitation to sell any securities. The Offer is being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law.

About Lincoln Financial

Lincoln Financial helps people confidently plan for their vision of a successful financial future. As of December 31, 2024, approximately 17 million customers trust our guidance and solutions across four core businesses – annuities, life insurance, group protection, and retirement plan services. As of March 31, 2025, the company had $312 billion in end-of-period account balances, net of reinsurance. Headquartered in Radnor, PA, Lincoln Financial is the marketing name for Lincoln National Corporation (NYSE: LNC) and its affiliates. Learn more at LincolnFinancial.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to Trust II’s intent to offer, sell and settle the New P-Caps, the Company’s intent to consummate the exercise of its issuance right under the Facility Agreement with Trust I, issue and deliver the 2.330% Notes due 2030 to Trust I and the Company’s intent to purchase Securities in the Offer, as well as statements related to the Company’s intended use of proceeds from the sale of the Eligible Assets and the expected timing of the actions described herein. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: Trust II’s ability to consummate the New P-Caps issuance on favorable terms; our ability to consummate the exercise of our issuance right under the Facility Agreement with Trust I and sell the Eligible Assets in a timely manner and on favorable terms, and our ability to satisfy the conditions to the Offer, including the financing condition. The risks and uncertainties included herein are not exhaustive. The Company’s most recent Annual Report on Form 10-K, as well as other reports that the Company files with the Securities and Exchange Commission, include additional factors that could affect future actions and our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.

Contact:

Tina Madon

Investor Relations

Tina.Madon@LFG.com

Sarah Boxler

Media Relations

Sarah.Boxler@LFG.com